Exhibit 32.1

Certification of Chief Executive Officer Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Tetra Tech, Inc. (the “Company”) on Form 10-Q for the quarterly period ended December 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Li-San Hwang, Chairman and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.                                       The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Li-San Hwang
Li-San Hwang
Chairman and Chief Executive Officer
February 11, 2004